UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Capital Southwest Corporation

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12900 Preston Road, Suite 700
Dallas, TX 75230
972.233.8242
capitalsouthwest.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 20, 2009

To the Shareholders of Capital Southwest Corporation:

     NOTICE IS HEREBY GIVEN that our annual meeting of shareholders will be held on Monday, July 20, 2009, at 10:00 a.m., Dallas time, in Meeting Room #210 of the North Dallas Bank Tower, 12900 Preston Road, Dallas, Texas, for the following purposes:

1.	To elect five directors to serve until the next annual meeting of shareholders or until their respective successors shall be elected and qualified;

2.	To approve the Capital Southwest Corporation 2009 Stock Incentive Plan.

3.	To ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010;

Only record holders of our common stock at the close of business on May 29, 2009 will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

      Your vote is important. Accordingly, you are asked to vote, whether or not you plan to attend the annual meeting. You may vote by: (i) mail by marking, signing, dating and returning the accompanying proxy card in the postage-paid envelope we have provided, (ii) using the Internet at www.voteproxy.com, (iii) phone by calling 1-800-776-9437, or (iv) attending the annual meeting and voting in person. If you plan to attend the annual meeting to vote in person and your shares are registered with our transfer agent, American Stock Transfer & Trust Company, or in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares. You may revoke your proxy by (i) executing and submitting a later dated proxy card, (ii) subsequently authorizing a proxy card through the Internet or by telephone, (iii) sending a written revocation of proxy to our Secretary at our principal executive office, or (iv) attending the annual meeting and voting in person.

By Order of the Board of Directors

JEFFREY G. PETERSON
Secretary

June 12, 2009
Dallas, Texas

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 20, 2009

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Capital Southwest Corporation, a Texas corporation, with principal executive offices at 12900 Preston Road, Suite 700, Dallas, Texas 75230, of proxies to be voted at the annual meeting of shareholders to be held on July 20, 2009 or any adjournment thereof. The date on which this proxy statement and the enclosed form of proxy are first being sent or given to our shareholders is on or about June 12, 2009. Although the annual report is being mailed to shareholders with this proxy statement, it does not constitute part of this proxy statement.

Purpose of the Meeting

     The annual meeting of shareholders is to be held for the purposes of (1) electing five persons to serve as our directors until the next annual meeting of shareholders, or until their respective successors shall be elected and qualified; (2) approving the Capital Southwest Corporation 2009 Stock Incentive Plan; and (3) ratifying the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010.

Who May Vote

     The record date for holders of our common stock entitled to notice of, and to vote at, the annual meeting of shareholders is the close of business on May 29, 2009, at which time we had outstanding and entitled to vote at the meeting 3,741,638 shares of common stock.

Quorum

     The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the annual meeting is necessary to constitute a quorum (1,870,820 shares). Each shareholder is entitled to one vote, in person or by proxy, for each share of common stock held in its name at the close of business on the record date. Shareholders who are present, in person or by proxy, but abstain from voting on any matter will be counted as present at the meeting for purposes of constituting a quorum, but not for purposes of determining the final vote on any matter. Similarly, nominees (such as broker-dealers) who are present, in person or by proxy, but abstain or refrain from voting on any item, will be counted as present at the meeting, but not voting on any such item.

Required To Vote

     To be elected a director, each nominee must receive the favorable vote of the holders of a majority of the shares of common stock represented at the annual meeting in person or by proxy. To approve the Capital Southwest Corporation 2009 Stock Incentive Plan, the proposal must receive the favorable vote of a majority of the shares of common stock represented at the annual meeting in person or by proxy. In order to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending March 31, 2010, the ratification proposal must receive the favorable vote of a majority of the shares of common stock represented at the annual meeting in person or by proxy.

      Each proxy delivered to us, unless the shareholder otherwise specifies therein, will be voted “FOR” the election as directors of the persons nominated as directors; “FOR” the approval of the Capital Southwest Corporation 2009 Stock Incentive Plan; and “FOR” the ratification of the appointment by the Audit Committee of our Board of Directors of Grant Thornton LLP as our independent registered public accounting firm. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with the specification. As to any other matter or business which may be properly brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither management nor our Board of Directors knows of any such other matter or business.

How You May Vote

You may vote using any of the following methods:

•

By Internet: Go to www.voteproxy.com and use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 Eastern Time on July 16, 2009. Have your proxy card in hand when you access the Web site and then follow the instructions.

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By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided. The named proxies will vote your shares according to your directions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote in favor of all three proposals.

•

By Phone: Call 1-800-776-9437 and use any touch-tone telephone to transmit your voting instructions until 11:59 Eastern Time on July 16, 2009. Have your proxy card in hand when you call and then follow the instructions.

•

By Attending the Annual Meeting In Person: You may vote shares held directly in your name in person at the meeting. If you want to vote shares that you hold in street name at the meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares.

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date, voting on a later date by proxy, or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy. You must specifically revoke your proxy.

If your shares are held in “street name” by your bank, broker or other nominee, you may revoke your proxy or change your vote only by following the separate instructions provided by your bank, broker or other nominee. If your bank, broker or other nominee holds your shares and you want to attend and vote your shares at the Annual Meeting, you must bring a legal proxy signed by your bank, broker and other nominee to the Annual Meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 1, 2009 by (1) each person, so far as is known to our management, who is the beneficial owner (as that term is defined in the rules and regulations of the Securities and Exchange Commission (“SEC”)) of more than 5% of our outstanding common stock, (2) each executive officer named in the Summary Compensation Table, (3) each current director, and (4) all current directors and executive officers as a group. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has a right to acquire as of June 29, 2009, (60 days after May 1, 2009) through the exercise of any stock option or other right. Unless otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares indicated to be beneficially owned.

Name and Address of	Shares Owned		Percent of
Beneficial Owner	Beneficially		Class

William R. Thomas III
12900 Preston Rd., Suite 700
Dallas, Texas 75230	565,259	(1)(3) (4)	15.1%

Thomas Heritage Partners, Ltd.
12900 Preston Rd., Suite 700
Dallas, Texas 75230	206,525	(1)	5.5

Charitable Lead Annuity Trust
12900 Preston Rd., Suite 700
Dallas, Texas 75230	200,000	(1)	5.3

First Manhattan Company
437 Madison Avenue
New York, New York 10022	199,111	(5)	5.3

Gary L. Martin
12900 Preston Rd., Suite 700
Dallas, Texas 75230	188,776	(2)(3)(4)	5.0

Donald W. Burton	129,499	(6)	3.5

William M. Ashbaugh	95,724	(2)(3)(4)	2.6

Graeme W. Henderson	9,500		*

Jeffrey G. Peterson	8,242	(3)(4)	*

Samuel B. Ligon	3,000		*

John H. Wilson	2,000		*

All directors and executive officers
as a group (8 persons)	913,856	(7)	24.3

_____________

*     Less than 1%.

(1)

Mr. Thomas has sole voting and investment power with respect to 565,259 shares, which include 2,752 shares owned by his children; 200,000 shares controlled as trustee of the Charitable Lead Annuity Trust; 119,652 shares controlled as executor to his father’s estate; 206,525 shares owned by Thomas Heritage Partners, Ltd., in which Mr. Thomas has a 68.7% limited partnership interest. Mr. Thomas holds a majority interest in and is president and sole manager of Thomas Heritage Company, LLC, and the sole general partner of Thomas Heritage Partners, Ltd.

(2)

Messrs. Martin and Ashbaugh direct the trustees in the voting of 88,144 shares owned by a trust pursuant to a pension plan for our employees and certain of our wholly-owned portfolio companies. Accordingly, Messrs. Martin and Ashbaugh have shared voting and investment power with respect to the 88,144 shares, representing 2.4% of our outstanding common stock, owned by the aforementioned trust. Under the rules and regulations of the SEC, Messrs. Martin and Ashbaugh are each deemed to be the beneficial owners of such 88,144 shares, which are included in the shares beneficially owned by each of Messrs. Martin and Ashbaugh.

(3)	Includes 1,080, 5,540, 842 and 149 shares owned by a trust pursuant to an ESOP which were allocated to Messrs. Ashbaugh, Martin, Peterson and Thomas, respectively.

(4)	Includes 6,000, 5,000, 7,400 and 3,045 shares subject to immediately exercisable stock options held by Messrs. Ashbaugh, Martin, Peterson and Thomas, respectively.

(5)

As reported to us by First Manhattan Co., First Manhattan had sole voting and dispositive power with respect to 100 shares, and shared voting and dispositive power with respect to 197,411 and 199,011 shares, respectively, by reasons of advisory and other relationships with the persons who own the shares.

(6)	Mr. Burton has sole voting and investment power with respect to 129,499 shares owned by Burton Partnership, LP, of which Mr. Burton is the general partner.

(7)

Includes (a) the shares owned by the partnership and trusts referred to in notes (1), (2), (3) and (6), respectively, to the above table, and (b) 21,445 shares subject to immediately exercisable stock options (including those referred to in note (4) to the above table).

     In addition to the beneficially owned shares reported in the above table, ESOPs for our employees and employees of certain wholly-owned portfolio companies held an aggregate of 223,611 shares (6.0% of our outstanding common stock) on May 1, 2009. Voting rights on such shares were passed through to the ESOP participants, who are entitled to vote the shares in their individual accounts on July 16, 2009. As trustee of the ESOPs, Mr. Martin has voting power with respect to shares not voted prior to July 16, 2009.

Officers:
Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolio Companies Overseen by Officers	Other Directorships Held by Officers
Interested Persons
Gary L. Martin Age 62	See PROPOSAL 1: ELECTION OF DIRECTORS

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolio Companies Overseen by Officers	Other Directorships Held by Officers
William M. Ashbaugh Age 54	Senior Vice President and Vice President	One year; Senior Vice President since 2005	Senior Vice President since 2005; Vice President from 2001 - 2005	7	Cinatra Clean Technologies, Inc.; CMI Holding Company, Inc.; Dennis Tool, Inc.; Palm Harbor Homes, Inc.; Trax Holdings, Inc.; Via Holdings, Inc.
Tracy L. Morris Age 43	Chief Financial Officer; Treasurer	One year; Chief Financial Officer since 2008; Treasurer since 2008	Chief Financial Officer since 2008; Treasurer since 2008; Controller from 2007 - 2008	-	“None”
Jeffrey G. Peterson Age 35	Secretary, Chief Compliance Officer, Vice President and Investment Associate	One year; Secretary and Chief Compliance Officer since 2007; Vice President since 2005	Secretary and Chief Compliance Officer since 2007; Vice President since 2005; Investment Associate from 2001 - 2005	13

Balco, Inc.; BOXX Technologies, Inc.; Discovery Alliance, LLC; Heelys, Inc.; Humac Company; Media Recovery, Inc.; PalletOne, Inc.; The RectorSeal Corporation; Wellogix, Inc.; The Whitmore Manufacturing Company

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolio Companies Overseen by Officers	Other Directorships Held by Officers
William R. Thomas III Age 38	Assistant Vice President and Investment Associate	One year; Assistant Vice President since 2008	Assistant Vice President since 2008; Investment Associate from 2006 - 2008	11	All Components, Inc.; Discovery Alliance, LLC; Encore Wire, Inc.; Extreme International, Inc.

*The business address of each officer is 12900 Preston Road, Suite 700, Dallas, Texas 75230.

PROPOSAL 1: ELECTION OF DIRECTORS

     Five directors are proposed to be elected at the annual meeting to serve until the next annual meeting of shareholders or until their respective successors shall be elected and qualified. Each of the named persons currently serves as a director and was nominated by the Nominating/Corporate Governance Committee of our Board of Directors. The Nominating/Corporate Governance Committee did not receive any nominations for trust manager from any person.

Nominees for Director:

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolio Companies Overseen by Officers	Other Directorships Held by Officers
Interested Persons
Gary L. Martin Age 62	Chairman of the Board, President, Vice President and Director	One year; Chairman of the Board since 2008; President since 2007; Director since 1988; Vice President from 1979 - 2007	Chairman of the Board since 2008; President of the Corporation since 2007; President of The Whitmore Manufacturing Company and Vice President of the Company from 1979 – 2007	33	Alamo Group Inc.; All Components, Inc.; Discovery Alliance, LLC; Heelys, Inc.; Humac Company; Lifemark Group; The RectorSeal Corporation; The Whitmore Manufacturing Company

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolio Companies Overseen by Officers	Other Directorships Held by Officers
Not Interested Persons
Donald W. Burton Age 65	Director	One year, director since 2006	Chairman, President and General Partner of various South Atlantic Venture Fund Partnership entities; General Partner of The Burton Partnerships	-	Knology, Inc.; Cluster A Mutual Funds managed by BlackRock Advisors

Graeme W. Henderson Age 75	Director	One year; director since 1976	Self-employed as a private investor and consultant	1	Lifemark Group

Samuel B. Ligon Age 70	Director	One year; director since 2003	Self-employed as a private investor and consultant	1	Heelys, Inc.; Jokari/US, Inc.; Smith Abrasives, Inc.

John H. Wilson Age 66	Director	One year; director since 1988	President of U.S. Equity Corporation, a venture capital investment firm	2	Encore Wire Corporation; Palm Harbor Homes, Inc.

*The business address of each director is 12900 Preston Road, Suite 700, Dallas, Texas 75230.

     Our Nominating/Corporate Governance Committee has determined that Mr. Martin is an “interested person” as defined in the Investment Company Act of 1940 and is not “independent” as defined by the NASDAQ Stock Market Listing Standards. The Committee has determined that Messrs. Burton, Henderson, Ligon and Wilson are “independent” as defined by the NASDAQ Stock Market Listing Standards and they are not “interested persons” as defined by the Investment Company Act of 1940.

Vote Required

     Nominees who receive the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the annual meeting shall be re-elected as our directors. Abstentions will have no effect on the election of directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal your broker may have authority to vote your shares. You may give each nominee one vote for each share you hold. The proxy holders intend to vote the shares represented by proxies to elect the five nominees to the board set forth in Proposal 1.

Board Recommendation

     The board recommends that you vote “FOR” each of the nominees to the Board of Directors set forth in this Proposal 1.

BOARD OF DIRECTORS AND COMMITTEES

     During our fiscal year ended March 31, 2009, our Board of Directors held 15 meetings and acted by unanimous written consent once. All directors who were serving at the time attended our 2008 annual meeting of shareholders, with the exception of William R. Thomas II, who was absent due to illness.

     The Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating/Corporate Governance Committees. Each of these committees has a written charter approved by the Board of Directors. The current members of the committees are identified in the following table.

Board Committees
Director	Audit	Compensation	Nominating/Corporate Governance
Don Burton		√	√
Graeme Henderson	√	√	Chairman
Sam Ligon	Chairman	√	√
John Wilson	√	Chairman	√

Committee Member Independence

     All of the members of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee are “independent” as defined by the NASDAQ Stock Market Listing Standards and the Sarbanes-Oxley Act of 2002 and they are not “interested persons” as defined by the Investment Company Act of 1940.

Audit Committee

     During the year ended March 31, 2009, the Audit Committee (the “Committee”) met five times. The Committee assists the board in fulfilling its responsibilities for general oversight of: (1) our accounting and financial reporting processes and the integrity of our financial statements; (2) our systems of internal accounting and financial controls; (3) the independence, qualification and performance of our independent auditors; and (4) our compliance with ethics policies and legal and regulatory requirements relating to financial statements and reporting. The Committee has the responsibility for selecting our independent registered public accounting firm and pre-approving audit and non-audit services. Among other things, the Committee prepares a report for inclusion in the annual proxy statement; reviews the Audit Committee Charter and the Committee’s performance; approves the scope of the annual audit; and reviews our corporate policies with respect to financial reporting and valuation of our investments. The Committee also oversees investigations into complaints concerning financial matters. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties. The Audit Committee members are Messrs. Ligon (Chairman), Henderson and Wilson. The Committee has determined that Messrs. Henderson, Ligon and Wilson are “independent” as defined by the NASDAQ Stock Market Listing Standards and they are not “interested persons” as defined by the Investment Company Act of 1940.

      The duties and responsibilities of the Audit Committee are set forth in the Amended and Restated Audit Committee Charter, which the Board of Directors adopted on May 27, 2003. A copy of the Amended and Restated Audit Committee Charter is available on our website at www.capitalsouthwest.com/investors/governance.

AUDIT COMMITTEE REPORT

     The Audit Committee consists of three members of the Company’s Board of Directors. Each member is an independent director as required by Sarbanes-Oxley and NASDAQ. In addition, the Board of Directors has determined that Samuel B. Ligon is an Audit Committee Financial Expert as defined by SEC and NASDAQ rules.

     The Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the financial statements and the reporting process, including the Company’s system of internal control. In fulfilling our oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of the valuation of restricted securities and other significant judgments; and the clarity of disclosures in the financial statements. The Committee is not, however, professionally engaged in the practice of accounting or auditing, and does not provide any expert or other special assurance as to such financial statements concerning compliance with the laws, regulations or accounting principles generally accepted in the United States (“GAAP”). The Committee relies, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm.

     The Committee reviewed with Grant Thornton LLP, who is responsible for expressing an opinion on the conformity of those audited financial statements with GAAP, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Committee discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards (SAS) No. 141 “The Auditor’s Communication with those Charged with Governance,” SAS 99 “Consideration of Fraud in Financial Statement Audits,” and SEC Rules discussed in Final Release Nos. 33-8183 and 33-8183a. In addition, the Committee discussed with Grant Thornton LLP their independence from management and the Company, including the matters in the written disclosures and letter we received from them as required by the Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with their independence.

     The Committee discussed with Grant Thornton LLP the overall scope and plans for their audit and also met with them, with and without management present, to discuss the results of their audit, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

     The Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended March 31, 2009 with management and Grant Thornton LLP and also discussed with management and Grant Thornton the process used to support certifications by our chief executive officer and chief financial officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC. In addition, the Committee reviewed and discussed the Company’s progress on complying with Section 404 of the Sarbanes-Oxley Act of 2002, including the Public Company Accounting Oversight Board’s (PCAOB) Auditing Standard No. 5 regarding the audit of internal control over financial reporting.

     Based on the reviews and discussions referred to above and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2009 for filing with the SEC. The Committee has selected Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010, and has presented the selection to the shareholders for ratification.

     Audit Committee
     Samuel B. Ligon, Chairman
     Graeme W. Henderson
     John H. Wilson

Nominating/Corporate Governance Committee

     During the year ended March 31, 2009, the Nominating/Corporate Governance Committee (the “Committee”) met three times. The primary objectives of the Committee are to assist the Board of Directors by: (1) identifying individuals qualified to become members of our board consistent with the criteria approved by the board in the our Corporate Governance guidelines and recommending to the board a slate of director nominees for each annual meeting of our shareholders; (2) ensuring that our Audit, Compensation and Nominating/Corporate Governance Committees shall have the benefit of qualified and experienced “independent” directors; and (3) ensuring the Company complies with its Code of Conduct and Ethics. The Committee has the responsibility to (1) establish criteria for selection of potential directors, taking into consideration an established set of desired attributes; (2) review the qualifications, performance and independence of board members pursuant to criteria and procedures established by the Committee and make recommendations whether each director should stand for re-election when his or her term expires; (3) review annually with the board the composition of the board as a whole and recommend, if necessary, measures to be taken so that the board reflects the appropriate balance of knowledge, experience, skill and expertise desired for the board as a whole and contains at least the minimum number of “independent” directors required by NASDAQ and/or any other regulatory requirements; (4) identify individuals who satisfy the criteria for selection to the board and make recommendations on new candidates for board membership; (5) consider and evaluate shareholder nominees; (6) establish criteria for membership on the board committees and, in consultation with the chairman of the board, make recommendations to the board for appointments to and removal from committees; (7) make verbal reports to the board after each meeting of the Committee; (8) review and re-examine the Committee charter periodically and make recommendations to the board with respect to any proposed changes; (9) review annually its own performance against the responsibilities outlined in its charter and as otherwise established by the board; (10) obtain advice, reports or opinions from internal and external counsel, search firms and other expert advisors, as needed; (11) review, at least annually, the Compliance Policies and Procedures and related policies adopted by the board to assure that it is appropriate for us and complies with the requirements of NASDAQ and/or any other regulatory requirements, recommend to the board any desirable changes to the Code of Conduct and Ethics, consider any other corporate governance issues that arise from time to time and develop appropriate recommendations for the board related to any such issues; (12) oversee and establish appropriate procedures for the annual evaluation of the board and management; (13) develop and recommend to the board a set of Corporate Governance Guidelines applicable to us, review them annually, and if appropriate, recommend changes to the Corporate Governance guidelines to the board. The Committee will consider director nominations made by shareholders, who should send nominations to our corporate secretary, Jeffrey G. Peterson. Shareholder nominations proposed for consideration by the Committee must include the nominee’s name and qualifications for board membership. See “Shareholder Proposals” on page 29 The Nominating/Corporate Governance Committee members are Messrs. Henderson (Chairman), Burton, Ligon and Wilson. The Committee has determined that all committee members are “independent” as defined by the NASDAQ Stock Market Listing Standards and they are not “interested persons” as defined by the Investment Company Act of 1940.

                    The Committee seeks to identify, and the Board of Directors selects, director candidates who: (1) have significant experience that is relevant and beneficial to the Board of Directors and the Company; (2) are willing and able to make sufficient time commitments to our affairs in order to perform their duties as directors, including regular attendance of board and committee meetings; (3) have a record of character and integrity; and (4) represent the interests of our shareholders. The evaluation process for nominees is the same regardless of the source of the recommendation.

      The duties and responsibilities of the Committee are set forth in the Nominating/Corporate Governance Committee Charter, which the Board of Directors adopted on January 19, 2009. A copy of the Nominating/Corporate Governance Committee Charter is available on our website at www.capitalsouthwest.com/investors/governance.

Compensation Committee

     During the year ended March 31, 2009, the Compensation Committee met five times. The Committee: (1) discharges the Board’s responsibilities to establish the compensation of our executives, recommending to the Board any proposed changes in the basic elements of our compensation programs and any proposed stock option grants; (2) makes an annual report on executive compensation for inclusion in our annual proxy statement; (3) reviews and discusses with management and recommends to the Board the Company’s Compensation Discussion and Analysis for inclusion in each year’s proxy statement; and (4) provides oversight for our compensation structure, including our equity compensation plans and benefits programs. Other specific duties and responsibilities of the Committee include reviewing and approving objectives relative to executive officers’ compensation; approving and amending our incentive compensation and stock option programs (subject to shareholder approval if required); and annually evaluating the Committee’s performance and its charter. The Compensation Committee members are Messrs. Wilson (Chairman), Burton, Henderson and Ligon. The Committee has determined that all of the committee members are “independent” as defined by the NASDAQ Stock Market Listing Standards and they are not “interested persons” as defined by the Investment Company Act of 1940.

     Annually, the Committee: (1) reviews the objectives and structure of the Company’s plans for executive compensation, incentive compensation, equity-based compensation and its general compensation plans and employee benefit plans (including retirement plans); (2) evaluates the performance of the chief executive officer in light of the objectives of the Company’s executive compensation plans, and determines his compensation level based on this evaluation; and (3) in conjunction with the Company’s chief executive officer, reviews and determines the compensation of all other executive and key employees, in light of the goals and objectives of the Company’s executive compensation plans. Periodically, as the Committee deems necessary or desirable, and pursuant to the applicable equity-based compensation plan, the Committee will recommend that the Board grant stock options (usually at five year intervals) to officers or employees of the Company for such number of shares of common stock as the Committee shall deem to be in the best interest of the Company.

      The duties and responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter, which the Board of Directors adopted on March 29, 2007. A copy of the Compensation Committee Charter is available via the Internet on our website at www.capitalsouthwest.com/investors/governance.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who beneficially own more than 10% of our common stock to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file with the SEC. Based solely upon a review of the copies of such forms furnished to us, we believe that each of our officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended March 31, 2009.

COMPENSATION DISCUSSION AND ANALYSIS

     The following Compensation Discussion and Analysis, or CD&A, provides information relating to the fiscal year 2009 compensation of our President and Chief Executive Officer (“CEO”), Chief Financial Officer and three other most highly compensated executive officers during the year ended March 31, 2009. Those five individuals are referred to in this CD&A as the Named Executive Officers, or NEOs. Annually, the Committee reviews the most current VCCOMP Compensation Survey, which serves as a good source of compensation information for the industry. The survey shows the result of data gathered from over 100 private equity firms and reports average salaries, bonuses and carried interests by industry titles/comparable positions. In all categories, our executive compensation is below the average reported in the survey; however, we believe the annual raises and year-end bonus are sufficient to help us attract, retain and motivate competent executive officers.

Compensation Objectives

The objectives of our compensation programs are to attract, retain and motivate competent executive officers who have the experience and ability to contribute to the success of our investment management activities. The individual judgments made by the Compensation Committee are subjective and, except with respect to our Chief Executive Officer’s compensation, which our committee sets, are based largely on the recommendations of the chief executive officer and the Committee’s perception of each executive’s contribution to both the Company’s past performance and its long-term growth potential. The Committee attempts to insure that the total compensation paid to each executive officer is fair, reasonable, competitive and motivational.

     The principal elements of compensation for executive officers are base salary, discretionary bonus awards, stock options granted under the stock option plan, contributions to the Employee Stock Ownership Plan (“ESOP”) and funding of a defined benefit retirement plan.

Determination of Compensation

Roles and Responsibilities

Compensation Committee

     The Compensation Committee (the “Committee”) determines the compensation for each of the Named Executive Officers. The Compensation Committee’s responsibilities include:

•

To review at least annually the goals and objectives and the structure of the Company's plans for executive compensation, incentive compensation, equity-based compensation, and general compensation plans and employee benefit plans (including retirement plans), and to recommend to the Board any new plans or any changes in the objectives and structure of such plans as the Committee deems necessary or desirable.

•

To evaluate annually the performance of the President and CEO, in light of the goals and objectives of the Company's executive compensation plans, and to determine his compensation level based on this evaluation. In determining the incentive components of his compensation, the Committee considers those factors it deems relevant, including the Company's performance, and his contribution to that performance. The President is not present during voting or deliberations pertaining to the Committee's determination of his compensation.

•

To annually review and determine the compensation level of all other executive officers of the Company, in light of the goals and objectives of our executive compensation plans and the President and CEO’s recommendations.

•	In consultation with the President and CEO, to oversee the annual evaluation of management of the Company, including the other executive officers and key employees of the Company.

•

Periodically, as the Committee deems necessary or desirable and pursuant to the applicable equity-based compensation plan, to grant equity-based compensation awards to any officer or employee of the Company for such number of shares of common stock as the Committee, in its sole discretion, shall deem to be in the best interest of the Company.

•

To perform such duties and responsibilities as the Board may assign to the Committee regarding the terms of any compensation plans and to review and approve the amount and terms of all individual stock options that the Committee grants.

•	To grant all equity-based compensation plans, including prior approval of those plans that are subject to shareholder approval under the listing standards of NASDAQ.

The Compensation Committee meets regularly outside of the presence of management to discuss compensation decisions and matters relating to the design of compensation programs.

Executive Officers

     Gary L. Martin, our President and CEO, makes recommendations on base salaries, bonuses and stock option grants to the Compensation Committee based on the compensation objectives set by the Compensation Committee as well as current business conditions. More specifically, Mr. Martin reviews competitive market data and recommends to the Compensation Committee performance measures and target goals for all officers and key employees, in each case for the review, discussion and approval of the Compensation Committee. The Committee then exercises its discretion in modifying any recommended salaries, bonuses or stock options. The Committee approves for submission to the Board recommendations regarding stock option grants for all of our officers and employees. Mr. Martin may attend the meetings of the Compensation Committee at the request of the Compensation Committee Chairman, but does not attend executive sessions and does not participate in any compensation committee discussions relating to the final determination of his own compensation.

Base Salaries

Base salaries were determined by the Compensation Committee in July 2008 for each of the executive officers on an individual basis, taking into consideration individual contributions to overall company performance, length of tenure, compensation levels for comparable positions and internal equities among positions. Because we place more emphasis on those compensation elements which are linked to long-term results, our base salaries are generally lower than those paid by other companies of our size and type. In July 2008, the Committee set the base salary of our President and CEO, Gary L. Martin, at $325,000 per annum. Salaries of other NEOs are shown in the Summary Compensation Table. The base salaries of our other NEOs are deemed appropriate in relation to the salary levels for comparable positions reported in the aforementioned VCCOMP Compensation Survey.

Bonus Awards

In addition to base salaries, certain executive officers received bonus awards in March 2009, the amounts of which were determined by the Committee on a discretionary basis. The amounts of bonuses to NEOs are influenced by a number of factors, including the extent and duration of the Company’s growth, the individual’s contribution to achieving overall company growth over both long-term and short-term time horizons and the individual’s creativity and effectiveness. March 2009 year-end bonuses totaled $546,800, of which $250,000 was bonused directly to Gary L. Martin, our President and CEO. The bonuses of our other NEOs are deemed appropriate in relation to their performance and the data on comparable positions reported in the aforementioned VCCOMP Compensation Survey.

Stock Options

     Our Stock Option Plan enables the Company to provide the following to its executives: (1) incentive compensation commensurate with the creation of shareholder value; (2) opportunities for increased stock ownership by executives; and (3) competitive levels of total compensation over a long time horizon.

     Options are granted at the NASDAQ Stock Market’s closing price of the Company’s stock on the date of grant and thus will have no ultimate value unless the value of the stock appreciates. We have never granted options with an exercise price that is less than the closing price of our common stock on the grant date, nor has it granted options which are priced on a date other than the grant date. The Committee believes stock options provide a significant incentive for the option holders to enhance the value of our common stock by continually improving our performance and its investment results.

     Options granted are generally exercisable on or after the first anniversary of the date of grant in 5 to 10 annual installments and have a term of 10 years. Upon termination or retirement, option holders have 30 days to exercise options to purchase vested shares except in the case of death or disability (subject to a 6-month limitation). Prior to the exercise of options, holders have no rights as shareholders with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents. The Board does retain the right to make option holders whole in certain situations, e.g. liquidating dividend or distributions.

     From time to time, the Committee has recommended and the Board of Directors has granted qualified and non-qualified stock options to executive officers and investment associates. Stock option award levels may vary among participants based on their positions within the Company. On July 21, 2008 incentive stock options to purchase 4,200 shares and non-qualified stock options to purchase 800 shares, both with an exercise price of $118.70 per share, were granted to Tracy L. Morris. On the same date, non-qualified stock options to purchase 5,000 shares each, with an exercise price of $118.70 per share, were granted to William A. Ashbaugh, Jeffrey G. Peterson, and William R. Thomas III. Additionally, on July 30, 2008 non-qualified stock options to purchase 17,500 shares with an exercise price of $129.46 per share were granted to Gary L. Martin.

Employee Stock Ownership Plan

      We maintain an Employee Stock Ownership Plan (“ESOP”) for our employees as part of the ESOP of one of our wholly-owned portfolio companies in which our NEOs participate. Employees, who have completed one year of credited service, as defined in the plan, are eligible to participate in the ESOP. Contributions to the ESOP are discretionary, within limits established by the Internal Revenue Code. Funds contributed to the trust established under the ESOP are applied by the trustees to the purchase, in the open market at prevailing market prices, of our common stock. A participant’s interest in contributions to the ESOP fully vests after five years (three years effective April 1, 2009) of credited service, and such vested interest is distributed to a participant at retirement, death or total disability, or after a one year break in service resulting from termination of employment for any other reason. Thus, the ESOP rewards long-term employees, aligning their interests with those of our long-term shareholders. See note (3) to the table under “Stock Ownership of Certain Beneficial Owners.”

Historically the ESOP has provided a significant equity incentive to which our Compensation Committee would authorize a contribution equivalent to 10% of each participating employee’s covered compensation for the fiscal year, subject to limits imposed by Internal Revenue Code Section 410(b) coverage testing requirements. In order to meet the IRS diversification testing rules, we calculate our contributions as part of each of our wholly-owned portfolio companies ESOP percentages and we match our contribution percentage to the highest wholly-owned portfolio company’s percentage. To the extent their percentages fall below our 10% contribution amount, our employees are granted an ESOP contribution at the wholly-owned portfolio company level, and a cash payment for the difference. Based on earnings results for each of the wholly-owned portfolio companies in which our NEOs participate, none qualified for an ESOP contribution for the year ended March 31, 2009. Therefore, the sum of such contributions was $0 for the year ended March 31, 2009.

However, the Compensation Committee did authorize an additional cash amount paid to participating employees equivalent to 10% of each participating employee’s covered compensation for the fiscal year, subject to limits imposed by Internal Revenue Code Section 410(b) coverage testing requirements. As such, the sum of such cash payments was $117,893 for the year ended March 31, 2009.

10b5-1 Plans

      We have established a policy permitting our officers to enter into trading plans to sell shares of our common stock in accordance with Rule 10b5-1 under the 1934 Act. The policy allows our participating officers to adopt a pre-arranged stock trading plan to sell pre-determined amounts of our common stock over a period of time. This policy was established in recognition of the liquidity and diversification objectives of our officers, including enabling our officers to sell certain shares of our common stock (shares they acquire upon exercise of options, to pay for the exercise of options, to provide for taxes triggered by the exercise of options and to generate cash from the exercise of options).

Retirement Plans

     We maintain a qualified defined benefit, non-contributory retirement plan for our employees (“Participants”) and employees of certain of our wholly-owned portfolio companies. All officers now participate in this retirement plan. We also maintain a Restoration Plan that provides benefits to the Participants in the qualified plan as are necessary to fulfill the intent of our retirement plan without regard to the limitations imposed by the Internal Revenue Code of 1986. The Restoration Plan is unfunded and non-qualified.

     The retirement benefits payable to our NEOs depend on the Participant’s years of service under our plan and their final average monthly compensation determined by averaging the five consecutive years of highest compensation prior to retirement. For pension calculation purposes, earnings include salaries and bonuses (excluding all other compensation) reported in the Summary Compensation Table. For a more detailed explanation of our pension plans, and the present value of the accumulated benefits of our named executive officers, see "Pension Benefits” table on page 21.

      We and the Compensation Committee believe that the retirement plans described above are important parts of our compensation program. These plans assist us in retaining our executive officers because their retirement benefits increase for each year of employment.

Accounting for Stock-Based Compensation

     Generally, the Committee is made aware of the tax and accounting treatments of various compensation alternatives. FASB Statement 123(R) “Share-Based Payment” (“SFAS 123(R)”) requires us to record the fair value of equity awards on the date of grant as a component of equity. We account for stock option grants in accordance with the provisions of SFAS 123(R), which requires that we determine the fair value of all share-based payment to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital. The increase to our operating expense is offset by the increase to our additional paid-in capital, resulting in no impact to our net asset value. Thus, the granting of options is expected to have no net impact on our net asset value. If and when the options are exercised, the net asset value per share will decrease if the net asset value at the time of exercise is higher than the exercise price, and increased if the net asset value per share at the time of exercise is lower than the exercise price. As a result, although we consider the accounting treatment of granting options, we do not consider the accounting treatment to be a dominant factor in the form and/or design of awards.

Tax Deductibility of Compensation

     Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation. Our general policy, where consistent with business objectives, is to preserve the deductibility of executive officer compensation. The Compensation Committee may authorize forms of compensation that might not be deductible if the Compensation Committee deems such to be in the best interests of Capital Southwest Corporation and its stockholders. The Company had no nondeductible compensation paid to executive officers for the year ended March 31, 2009.

COMPENSATION COMMITTEE REPORT

                  The Compensation Committee of the Company’s Board of Directors has reviewed and discussed with management the above Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A and, by reference, its annual report on Form 10-K.

                  The foregoing report is provided by the following directors who constitute the Compensation Committee.

     Compensation Committee

     John H. Wilson, Chairman
     Donald W. Burton
     Graeme W. Henderson

    Samuel B. Ligon

Compensation Committee Interlocks and Insider Participation

     None of our executive officers served as a member of the Compensation Committee of the Board of Directors or as a director of any other entity, one of whose executive officers served as a member of our Compensation Committee.

Certain Relationships and Related Party Transactions

     Our President is responsible for reviewing and approving all material transactions with any related party. Related parties include any of our directors or executive officers, certain of our stockholders and their immediate family members.

     To identify related party transactions, each year, in addition to the ongoing reporting obligations of our related parties, we submit and require our directors and officers to complete Director and Officer Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes with the interests of the Company as a whole. Our Code of Conduct and Ethics, which is signed by all employees and directors on an annual basis, requires all directors, officers and employees who have a conflict of interest to immediately notify our President or Secretary. If there were any actions or relationships that might give rise to a conflict of interest, such actions or relationships would be reviewed and pre-approved by the Board of Directors.

                    We expect our directors, officers and employees to act and make decisions that are in our best interests and encourage them to avoid situations which present a conflict between our interests and their own personal interests. Our directors, officers and employees are prohibited from taking any action that may make it difficult for them to perform their duties, responsibilities and services to the Company in an objective and fair manner. A copy of our Code of Conduct and Ethics will be mailed to shareholders without charge upon request to Jeffrey G. Peterson at 12900 Preston Road, Suite 700, Dallas, TX 75230. Additionally, a copy is available via the Internet at our website (www.capitalsouthwest.com).

                   There were no related party transactions for the fiscal year ended March 31, 2009.

The following tables provide information about compensation for our senior executive team which includes the required disclosures about our named executive officers.

SUMMARY COMPENSATION TABLE

     The following table includes information concerning compensation for the three-year period ended March 31, 2009.

					Change in
					Pension Value
					and
					Nonqualified
					Deferred	All Other
	Fiscal			Option	Compensation	Compensation
Name	Year	Salary	Bonus	Awards (1)	Earnings (2)	(3)	Total
Gary L. Martin	2009	$306,250	$263,542	283,086	$271,850	$23,000	$1,147,728
President and Chief	2008	256,261	160,417	452,960	264,934	22,500	1,157,072
Executive Officer	2007	210,673	79,135	--	128,230	24,217	442,255

William M. Ashbaugh	2009	241,250	110,208	97,626	34,490	23,000	506,574
Senior Vice President	2008	227,500	89,583	78,254	34,690	22,500	452,527
	2007	217,500	59,167	72,389	22,391	22,000	393,447

Tracy L. Morris	2009	131,875	45,625	19,372	8,583	17,750	223,205
Chief Financial Officer	2008	68,710	20,104	--	--	--	88,814
	2007	n/a	n/a	n/a	n/a	n/a	n/a

Jeffrey G. Peterson	2009	183,750	97,917	50,648	7,627	23,000	362,942
Secretary, Chief	2008	161,250	66,875	31,276	7,323	22,500	289,224
Compliance Officer and	2007	143,750	36,250	36,410	3,752	18,000	238,162
Vice President

William R. Thomas, III	2009	128,828	55,729	52,912	4,105	18,456	260,030
Assistant Vice President

_______________

(1)

The amounts represent the portion of the grant which was expensed in that year pursuant to SFAS No. 123R. The grant date value, determined in accordance with SFAS No. 123R, for the 2008 grant is reflected in the Grants of Plan-Based Awards table below. See Note 6 of the consolidated financial statements in the Company’s Annual Report for the year ended March 31, 2009 regarding assumptions underlying valuation of equity awards.

(2)

Amounts shown reflect the aggregate change during the year in actuarial present value of accumulated benefit under all pension plans (including restoration plan). See Note 8 of the consolidated financial statements in the Company’s Annual Report f or the year ended March 31, 2009 regarding assumptions used in determining the amounts.

(3)	Includes amounts accrued for each executive officer in lieu of a contribution to his account in an ESOP and amounts contributed to the ESOP accounts of each executive officer.

(4)	The amount includes Gary Martin’s $305,000 vested interest in The Whitmore Manufacturing Company’s Phantom Stock Option Plan accrued in that year pursuant to Internal Revenue Code Section 409A.

GRANTS OF PLAN-BASED AWARDS

     The following table includes information concerning stock option grants during the year ended March 31, 2009.

					All Other
					Option	Exercise
					Awards:	or Base	Closing
					Number of	Price of	Price on
		Estimated Future Payouts Under			Securities	Option	Grant	Grant Date
	Grant	Equity Incentive Plan Awards			Underlying	Awards	Date	Fair Value of
Name	Date	Threshold	Target	Maximum	Options (#)	($/Sh)	($/Sh)	Option (1)

William M. Ashbaugh	7/21/08	--	--	--	5,000	$118.70	$118.70	$593,500

Gary L. Martin	7/30/08	--	--	--	17,500	129.46	129.46	2,265,550

Tracy L. Morris	7/21/08	--	--	--	5,000	118.70	118.70	593,500

Jeffrey G. Peterson	7/21/08	--	--	--	5,000	118.70	118.70	593,500

William R. Thomas III	7/21/08	--	--	--	5,000	118.70	118.70	593,500

__________

(1)

Grant date fair value is determined in accordance with SFAS 123(R). This grant date fair value is expensed over the vesting period of the award under SFAS 123(R), and is reflected in the Summary Compensation Table in the year it is expensed. See Note 6 of the Consolidated Financial Statements in the Company’s annual report for the year ended March 31, 2009 regarding assumptions underlying valuation of equity awards.

2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table sets forth certain information with respect to the outstanding equity awards held by each of the NEOs as of March 31, 2009.

	Option Awards
	No. of Securities	No. of Securities
	Underlying	Underlying
	Unexercised	Unexercised
	Options	Options	Option	Option
Name	(#) Exercisable	(#) Unexercisable	Exercise Price	Expiration Date

Gary L. Martin	5,000	20,000	$152.98	7/16/2017
	--	17,500	129.46	7/30/2018

William M. Ashbaugh	3,000	4,500	65.70	8/27/2011
	3,000	12,000	93.49	5/15/2016
	--	5,000	118.70	7/21/2018

Tracy L. Morris	--	5,000	118.70	7/21/2018

Jeffrey G. Peterson	5,400	--	65.00	7/16/2011
	2,000	8,000	93.49	5/15/2016
	--	5,000	118.70	7/21/2018

William R. Thomas III	3,045	4,455	98.44	7/17/2016
	--	5,000	118.70	7/21/2018

OPTION EXERCISES AND STOCK VESTED

     There were no options exercised by NEOs during the fiscal year ended March 31, 2009.

PENSION BENEFITS

     The following table sets forth information about the pension benefits attributable to the NEOs as of March 31, 2009, and any pension benefit payments to them during the year ended March 31, 2009.

			Present Value
		Number of	of Accumulated	Payments
		Years Credited	Benefit as of	During Last
Name	Plan Name	Service (#)	3/31/09 ($)	Fiscal Year ($)

William M. Ashbaugh	Retirement Plan	7.583	$130,105	--
	Restoration Plan	7.583	32,699	--

Gary L. Martin	Retirement Plan	36.333	1,112,987	--
	Restoration Plan	36.333	475,685	--

Tracy L. Morris	Retirement Plan	1.500	8,583	--

Jeffrey G. Peterson	Retirement Plan	7.667	29,521	--

William R. Thomas III	Retirement Plan	2.667	8,007	--

     The retirement plan for employees of our company and our affiliates is a non-contributory defined benefit pension plan providing annual retirement benefits to eligible employees. It is assumed that retirement occurs at age 65 and that benefits are payable only during the employee’s lifetime. The amount of the monthly retirement benefit payable beginning at age 65 is equal to (1) 1.2% of final average monthly compensation in the five successive calendar years out of the last ten completed calendar years that gives the highest average multiplied by years of credited service (not in excess of 40 years) plus (2) 0.65% of that portion of the final average monthly compensation which exceeds social security benefits in effect on the date of retirement times credited service (not in excess of 40 years).

     Benefits provided under the retirement plan are based on compensation up to a maximum annual limit under the Internal Revenue Code (which was $230,000 in 2008). In addition, benefits provided under the retirement plan may not exceed a benefit annual limit under the Internal Revenue Code (which was $185,000 payable as a single life annuity beginning at normal retirement age in 2008). Benefits under the restoration plan provide the difference when the benefit is computed without plan limitations.

     The assumptions used to develop the actuarial present value of the accumulated benefit obligation to each NEO was determined in accordance with SFAS No. 158, “Employers Accounting for Defined Benefit Pension and Other Postretirement Plans,” as of the pension plan measurement date utilized in our audited financial statements for the year ended March 31, 2009.

SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

     Messrs. Gary L. Martin, Tracy L. Morris and William R. Thomas III have not entered into severance or change in control arrangements with us.

     We have, however, entered into Severance Pay Agreements with Messrs. William M. Ashbaugh and Jeffrey G. Peterson. The Agreements provide severance benefits for an officer whose employment is involuntarily terminated without cause or who resigns following a salary reduction or a significant reduction in job responsibilities subsequent to a “change in control” of the Company. A change in control is deemed to occur if (i) the Company becomes a subsidiary of another corporation or is merged or consolidated with or into another corporation, or substantially all of its assets are sold to or acquired by another person, corporation or group of associated persons acting in concert; (ii) the Company becomes a subsidiary of another corporation or is merged or consolidated with or into another corporation, or substantially all of the assets or more than 50% of the outstanding voting stock of the Company are sold to or acquired by another person, corporation or group of associated persons acting in concert; (iii) a person who has not owned 10% or more of the common stock for ten years acquires 25% or more of the outstanding common stock; or (iv) there is a change of a majority of the directors of the Company and such new directors have not been approved by the incumbent directors.

     The Severance Pay Agreements provide, subject to the limitations set forth below, that an officer would be entitled to an amount equal to the sum of his annual base salary plus, if such officer has completed more than five years of service, an additional amount equal to his monthly base salary for each year of completed service in excess of five years. Such officers could receive a lump-sum payment in an amount not exceeding the lesser of (i) two times his annual compensation, or (ii) 24 times his monthly base salary at the date of termination.

SEVERANCE AND CHANGE IN CONTROL COMPENSATION TABLE

The following table quantifies compensation that would be payable under severance and change in control agreements and other arrangements if the named executive’s employment has been terminated on March 31, 2009, based on our closing stock price on that date, where applicable. Due to the factors that affect the amount of any benefits provided upon the events discussed below, actual amounts paid or distributed may be different.

		Change in
		Pension Value
		and
		Nonqualified
		Deferred
		Compensation	Option
Name	Salary (1)	Earnings	Awards (2)	Total

William M. Ashbaugh	$ 285,833	$ 34,490	$ --	$320,323
Senior Vice President

Jeffrey G. Peterson	221,667	7,627	--	229,294
Secretary, Chief Compliance
Officer and Vice President

__________

(1)

Amount equal to annual base salary plus an additional amount equal to the monthly base salary multiplied by the number of whole 12-month periods of service in excess of five years completed during his total period of service, whether or not continuous, with us as of the change in control. As of March 31, 2009, both officers were employed by us for 7 years.

(2)	The value of the option awards is based on our March 31, 2009 closing stock price of $76.39 per share. Due to the decline in stock value, no option awards would have been exercised.

Director Compensation for the Fiscal Year Ended March 31, 2009

     The following table sets forth the compensation paid by us to our directors for the year ended March 31, 2009. During the year ended March 31, 2009, we did not grant any stock option awards or pay or accrue any pension or retirement benefits for our non-employee directors.

	Fees Earned or
Name	Paid in Cash	Total

Donald W. Burton	$36,000	$36,000

Graeme W. Henderson	36,000	36,000

Samuel B. Ligon	36,000	36,000

John H. Wilson	36,000	36,000

     In addition to reimbursement of travel expenses for attendance at board meetings, a director who is not our employee receives an annual fee of $32,000 for service as a director. In addition, non-employee directors receive $1,000 for each board meeting attended (excluding telephone meetings), limited to a total of $4,000 per year, and receive no fees for attending committee meetings. We pay no fees for telephone meetings of the Board or its committees. For fiscal years ending after March 31, 2009, this compensation structure places a maximum of $36,000 on fees payable to each non-employee director.

ADDITIONAL COMPENSATION INFORMATION

     The following table sets forth additional compensation information for the fiscal year ended March 31, 2009 for each of the five highest-paid executive officers whose compensation exceeded $60,000 and for all other directors (Donald W. Burton, Graeme W. Henderson, Samuel B. Ligon and John H. Wilson), who are not our employees.

			Pension or Retirement
Name and	Aggregate	Benefits Accrued	Estimated Annual
Principal Position	Compensation	as Part of Expenses	Retirement

Gary L. Martin	$1,147,728(1)	(3)	(4)
President and Chairman

William M. Ashbaugh	506,574(1)	(3)	(4)
Senior Vice President

Tracy L. Morris	223,205(1)	(3)	(4)
Chief Financial Officer

Jeffrey G. Peterson	362,942(1)	(3)	(4)
Vice President

William R. Thomas III	260,030(1)	(3)	(4)
Assistant Vice President

Donald W. Burton	36,000(2)	None	None
Director

Graeme W. Henderson	36,000(2)	None	None
Director

Samuel B. Ligon	36,000(2)	None	None
Director

John H. Wilson	36,000(2)	None	None
Director

____________

(1)

See “Outstanding Equity Awards at Fiscal Year-End” and “Option Exercises and Stock Vested” for information regarding stock options exercised during or held at the end of the fiscal year ended March 31, 2009. See “Retirement Plans” for information on our Retirement Plan and Retirement Restoration Plan. See “Employee Stock Ownership Plan” for a description of our ESOP and “Summary Compensation Table” for amounts accrued and contributed to each officer’s ESOP account.

(2)

Directors who are not our employees are compensated as described under “Director Compensation for the Fiscal Year Ended March 31, 2009” and are not participants in our retirement plan, stock option plan or ESOP.

(3)

As described in note 8 to our Consolidated Financial Statements, our retirement plan was overfunded and therefore generated a benefit for the year ended March 31, 2009. After deducting the expense of the unfunded retirement restoration plan, our net benefit attributable to both plans was $253,229 for the year ended March 31, 2009. Our net benefit is not allocated to individual plan participants.

(4)

Individual retirement benefits are based on formulas relating benefits to average final compensation and years of credited service. See “Pension Benefits” which includes a description of the retirement benefits.

PROPOSAL 2: CAPITAL SOUTHWEST CORPORATION 2009 STOCK INCENTIVE PLAN

     Our Board of Directors adopted, subject to shareholder approval, the Capital Southwest Corporation 2009 Stock Incentive Plan. The Investment Company Act of 1940 (the “1940 Act”) requires that the proposed plan be authorized and adopted by our shareholders and that any options granted under the plan must be approved by a majority of our directors who have no financial interest in the Stock Incentive Plan and by a majority of such directors who are not “interested persons” (as defined in the 1940 Act) (hereinafter referred to as the “Required Majority”). The purpose of the plan is to promote the interests of the Company and its shareholders by strengthening our ability to attract, motivate and retain employees and directors upon whose judgment, initiative and efforts the financial success and growth of our business is largely dependent.

     The plan was adopted by the Board of Directors on June 2, 2009, and is effective as of such date, subject to shareholder approval. The plan is to be used to grant stock options in the form of incentive stock options and non-statutory stock options, to our employees.

     The plan presented to you for approval contains provisions permitting the grant of restricted stock (which are entitled to receive dividends prior to vesting); however, prior to the annual meeting, we will file requests for exemptive orders with the SEC which request exemptions from provisions of the 1940 Act to allow the issuance by us under the plan of restricted stock and the participation of our non-employee directors in the Plan.  If orders are issued granting these exemptions, the Plan will be operated in accordance with any conditions or limitations set forth by the SEC in its orders.  To the extent we do not receive the requested exemptions, the Plan will be operated in a manner so as to comply with all provisions of the 1940 Act from which we have not received exemptive relief, which could mean that we would not be able to issue restricted stock under the Plan or allow our non-employee directors to participate in the Plan.

     The more significant features of the plan are described below. In order to aid your understanding, the full text of the plan, as proposed for adoption and approval by our shareholders, is provided in Appendix A to this proxy statement.

Purpose

     The purpose of the plan is to further our long-term stability and financial success by attracting and retaining employees and directors through the use of stock that promote and recognize our financial success and growth. We believe that ownership of our stock will stimulate the efforts of our employees and directors by further aligning their interests with the interests of our shareholders.

Administration

     The plan will be administered by our Compensation Committee (the “Committee”). The Committee has the power to select plan participants and to grant stock options and restricted stock on terms the Committee considers appropriate. In addition, the Committee has the authority to interpret the plan, to adopt, amend or waive rules or regulations for the plan’s administration, and to make all other determinations for administration of the plan.

Stock Options

     Stock options granted under the plan may be incentive stock options or nonstatutory stock options. A stock option entitles the participant to purchase shares of common stock at the exercise price. The Committee will set the exercise price at the closing price of our common stock on the date of grant of the option. The exercise price of an incentive stock option cannot be not less than 100% of the fair market value of such shares on the date of grant, provided that if the participant owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of an incentive stock option shall not be less than 110% of the fair market value of such shares on the date of grant. Our plan provides that the exercise price of nonstatutory stock option awards cannot be less than 100% of the fair market value of such shares on the date of grant. The option exercise price may be paid in cash or with shares of our common stock, or a combination of cash and our common stock, if permitted under the participant’s option agreement. Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Committee, provided they will not be exercisable after 10 years from the grant date.

Restricted Stock

     The plan also permits the grant of stock awards (shares of common stock) to participants. A stock award may be, but is not required to be, forfeitable or otherwise restricted until certain conditions are satisfied. These conditions may include, for example, a requirement that the participant complete a specified period of service or that certain objectives be achieved. Any restriction imposed on a stock award will be determined by the Committee.

Transferability

     In general, options and awards granted under the plan may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution.

Shares Subject to the Plan

     The plan makes available up to 187,000 shares of our common stock for the issuance to plan participants. The maximum number of shares with respect to which stock options and restricted stock awards may be granted in any calendar year to any participant is 25,000 shares. To date, no stock options and restricted stock awards have been granted under the plan.

     In general, if any stock option granted terminates, expires or lapses for any reason other than as a result of being exercised, or if shares issued pursuant to the plan are forfeited, the common stock subject to the forfeited stock option or restricted stock award will be available for further grants of stock options and restricted stock awards.

Certain Federal Income Tax Consequences

Stock Options

      Generally, no federal income tax liability is incurred by a participant at the time a stock option is granted. If the stock option is an incentive stock option, no income will be recognized upon the participant’s exercise of the stock options, provided holding periods required by the tax laws are satisfied. Income is recognized by a participant when he or she disposes of shares acquired under an incentive stock option. The exercise of a nonstatutory stock option generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option exercise price.

     We will be entitled to claim a federal business expense tax deduction upon the exercise of a nonstatutory stock option. The amount of the deduction is equal to the ordinary income recognized by the participant. We generally will not be entitled to a federal income tax deduction upon certain disqualifying dispositions of stock acquired upon the exercise of an incentive stock option.

Restricted Stock

     Federal income tax is incurred on the award of restricted stock when the stock first becomes transferable or is no longer subject to a substantial risk or forfeiture, unless the recipient of the restricted stock makes a Section 83(b) election to have the grant taxed as compensation income at fair market value on the date of grant. At that time, the employee recognizes income equal to the fair market value of the common stock.

Changes in Capitalization and Similar Changes

     In the event of any changes in the outstanding shares of common stock by reason of any stock dividend, stock split, recapitalization or otherwise, the aggregate number of shares of common stock reserved under the plan and the terms, exercise price and number of shares of any outstanding options or awards will be equitably adjusted by the Committee in its discretion to preserve the benefits of the options or awards for plan participants.

Securities Currently Authorized for Issuance

     We have no stock available for issuance under our current plan, The 1999 Stock Option Plan.

Vote Required

     The Capital Southwest Corporation 2009 Stock Incentive Plan will be approved by stockholders if holders of a majority of the shares present in person or represented by proxy at the Annual Meeting vote in favor of the action.

     The Board recommends that you vote “FOR” the Capital Southwest Corporation 2009 Stock Incentive Plan set forth in this Proposal 2.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee, in accordance with its charter, has appointed the firm of Grant Thornton LLP as the independent registered accounting firm to audit our financial statements for the fiscal year ending March 31, 2010. We are asking the shareholders to ratify the appointment of Grant Thornton LLP as our independent registered accounting firm for the fiscal year ending March 31, 2010. In order to ratify the appointment of Grant Thornton LLP as our independent registered accounting firm for the year ending March 31, 2010, the proposal must receive the favorable vote of a majority of the shares represented in person or by proxy at the annual meeting. If shareholders fail to ratify the appointment, the Audit Committee may, but is not required to, reconsider the appointment.

     A representative of Grant Thornton LLP will be present at the annual meeting to make a statement regarding our financial statements for the fiscal year ended March 31, 2009 and to respond to appropriate questions you may have.

Audit and Other Fees

     The following table sets forth fees for services rendered by Grant Thornton LLP for the fiscal years ended March 31, 2009 and March 31, 2008.

	2009	2008

Audit Fees(1)	$145,803	$119,500
Audit-Related Fees	--	4,134
Tax Fees(2)	26,800	7,382
All Other Fees(3)	--	324,650
Total Fees	$172,603	$455,666

(1)	Represents fees paid for professional services provided in connection with the audit of our annual financial statements, internal controls and review of our quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with our statutory and regulatory filings.

(2)	Represents fees for services provided in connection with tax compliance, tax advice and tax planning.

(3)	Represents fees paid for professional services provided in connection with the restatement of our Form 10-K for the year ended March 31, 2007 and Form 10-Q for the quarter ended June 30, 2007.

     The Audit Committee has determined that the provision of non-audit services by Grant Thornton LLP is compatible with maintaining Grant Thornton’s independence. At its regularly scheduled and special meetings, the audit committee considers and pre-approves any audit and non-audit services to be performed by our independent accountants, Grant Thornton LLP. In accordance with its charter, the Audit Committee approves in advance all audit and tax services to be provided by Grant Thornton LLP. During the fiscal year 2009, all services were pre-approved by the Audit Committee in accordance with this policy.

Vote Required

     The Board recommends that you vote “FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered accounting firm set forth in this Proposal 3.

Communication with Directors

     Shareholders who wish to send communications to our non-employee directors should address such communications to John H. Wilson, independent director, at 1000 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, TX 75240.

Any complaint regarding accounting, internal accounting controls or auditing matters should be mailed to John H. Wilson, independent director and Audit Committee member, at 1000 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, TX 75240. Written complaints may be submitted anonymously.

OTHER MATTERS

     As of the mailing date of this proxy statement, the Board of Directors knows of no other matters to be presented at the meeting. Should any of the matters requiring a vote of the shareholders arise at the meeting; the persons named in the proxy will vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

     Any shareholder who intends to present a proposal at the annual meeting in the year 2010, and who wishes to have the proposal included in our proxy statement for that meeting, must deliver the proposal to our corporate secretary, Jeffrey G. Peterson, at 12900 Preston Road, Suite 700, Dallas, Texas 75230, no later than February 1, 2010. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

     Any shareholder, who intends to bring business to the annual meeting in the year 2010, but not include the proposal in our proxy statement, or to nominate a person to the Board of Directors, must also give written notice to our corporate secretary, Jeffrey G. Peterson, at the address set forth in the preceding paragraph, by February 1, 2010.

EXPENSES OF SOLICITATION OF PROXIES

     In addition to the use of the mails, proxies may be solicited by personal interview and telephone by our directors, officers and employees, who will not receive additional compensation for such services. We will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials. The cost of soliciting proxies will be borne by us.

REDUCE DUPLICATE MAILINGS

     We are required to provide an annual report and proxy statement or notice of availability of these materials to all shareholders of record. If you have more than one account in your name or at the same address as other shareholders, we or your broker may discontinue mailings of multiple copies. If you wish to receive separate mailings for multiple accounts at the same address, you should mark the designated box on your proxy card. If you are voting by telephone or the Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a shareholder of record or notify your broker if you hold through a broker.

     Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this proxy statement and annual report or notice of availability of these materials and you wish to receive a separate copy for each shareholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Capital Southwest Corporation, 12900 Preston Road, Suite 700, Dallas, TX 75230, Attention Jeffrey G. Peterson, or by contacting us at (972) 233-8242, and we will promptly deliver materials as requested.

ANNUAL REPORT

     The Annual Report to Shareholders covering the fiscal year ended March 31, 2009 accompanies this proxy statement, but is not deemed a part of the proxy soliciting material.

     A copy of the fiscal 2009 Annual Report on Form 10-K, as filed with the SEC, will be mailed to shareholders without charge upon request to Jeffrey G. Peterson, Secretary, Capital Southwest Corporation, 12900 Preston Road, Suite 700, Dallas, Texas 75230.

     A copy of the Form 10-K is available via the Internet at our website (www.capitalsouthwest.com) and the EDGAR version of such report is available at the SEC’s website (www.sec.gov).

APPENDIX A

CAPITAL SOUTHWEST CORPORATION
2009 STOCK INCENTIVE PLAN

1.             PURPOSE

This Plan is intended to foster and promote the long-term financial success of Capital Southwest Corporation and its Subsidiaries (the "Company Group"); to reward performance and to increase shareholder value by providing Participants appropriate incentives and rewards; to enable the Company Group to attract and retain the services of outstanding individuals upon whose judgment, interest and dedication the successful conduct of the Company Group’s businesses are largely dependent; to encourage Participants’ ownership interest in Capital Southwest Corporation; and to align the interests of management and directors with that of the Company’s shareholders.

2.            DEFINITIONS

(a)      "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such term is defined in Code Sections 424(e) and 424(f).

(b)     "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Restricted Stock Awards.

(c)      "Award Agreement" means a written or electronic agreement evidencing and setting forth the terms of an Award.

(d)     "Board of Directors" means the board of directors of the Company.

(e)     "Cause" means, unless otherwise specified in the Award Agreement or in an employment agreement with any member of Company Group, with respect to a Participant:

(i)	Commission of any act or acts of personal dishonesty intended to result in substantial personal enrichment to the Employee to the detriment of any Company Group member;

(ii)	Conviction of, or entering into a plea of nolo contendere to, a felony;

(iii)

In the case of an Employee, repeated failures to perform his responsibilities that are demonstrably willful and deliberate, provided that such failures have continued for more than 10 days following written notice from the Company of its intent to terminate his employment based on such failures;

(iv)

Intentional, repeated or continuing violation of any of the applicable Company Group member’s policies or procedures that occurs or continues after notice to the Participant that he or she has violated such policy or procedure; or

(v)	Any material breach of a written covenant or agreement with a Company Group member, including the terms of this Plan or any material breach of fiduciary duty to a Company Group member.

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A Participant shall be considered to have been discharged for Cause if the Company determines within 30 days after his resignation or discharge that discharge for Cause was warranted.

(f)     "Change in Control" means

(i)

the date any one person, or more than one "person" acting as a group, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person(s)) ownership of Common Stock possessing 51% or more of the total voting power of the Common Sock of the Company;

(ii)

individuals who at any time during the term of this Agreement constitute the board of directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least 75% of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (ii) considered as though such person were a member of the Incumbent Board;

(iii)

any consolidation or merger to which the Company is a party, if following such consolidation or merger, shareholders of the Company immediately prior to such consolidation or merger shall not beneficially own securities representing at least 51% of the combined voting power of the outstanding voting securities of the surviving or continuing corporation; or

(iv)

any sale, lease, exchange or other transfer (in one transaction or in a series of related transactions) of all, or substantially all, of the assets of the Company, other than to an entity (or entities) of which the Company or the shareholders of the Company immediately prior to such transaction beneficially own securities representing at least 51% of the combined voting power of the outstanding voting securities.

(g)     "Code" means the Internal Revenue Code of 1986, as amended.

(h)     "Committee" means the Compensation Committee of the Board of Directors.

(i)     "Common Stock" means the Common Stock of the Company, par value, $1.00 per share.

(j)      "Company" means Capital Southwest Corporation, a corporation organized under the laws of the State of Texas, and all successors to it.

(k)      "Covered Employee" means an Employee who is, or is determined by the Committee may become, a "covered employee" within the meaning of Code Section 162(m).

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(l)       "Date of Grant" means the date when the Company completes the corporate action necessary to create the legally binding right constituting an Award, as provided in Code Section 409A and the r egulations thereunder.

(m)      "Disability" has the meaning set forth in Code Section 22(e)(3).

(n)       "Effective Date" means the date the Plan is approved by the shareholders of the Company.

(o)       "Employee" means any person employed by the Company or a Subsidiary. Directors who are employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(q)       "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

(r)        "Fair Market Value" on any date means the market price of Common Stock, determined by the Committee as follows:

(i)

If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the Exchange Act, as amended) or on the NASDAQ National Market System on the date of determination, then the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or NASDAQ National Market System on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices of a share on the date of determination;

(ii)

If the Common Stock is listed on a national securities exchange or on the NASDAQ National Market System but no shares of the Common Stock are traded on the date of determination, but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of a share of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination, but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of a share of the Common Stock on the most recent date before the date of determination on which trading occurred.

(iii)

If neither of the foregoing provisions is applicable,, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate, in accordance with Code Section 409A.

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Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

(s)     "Incentive Stock Option" means a stock option granted to a Participant pursuant to Section 8 of the Plan that is intended to meet the requirements of Code Section 422.

(t)      "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to Section 7 of the Plan that is not intended to qualify, or does not qualify, as an Incentive Stock Option.

(u)      "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

(v)      "Outside Director" means a member of the Board of Directors of the Company or a Subsidiary who is not also an Employee of the Company or a Subsidiary.

(w)      "Participant" means any person who holds an outstanding Award.

(x)       "Performance Criteria" means the criteria the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: economic value added (as determined by the Committee): achievement of profit, loss or expense ratio; cash flow; book value; sales of products; net income (either before or after taxes); operating earnings; return on capital; return on net assets; return on shareholders’ equity; return on assets; shareholder returns; productivity; expenses; margins; operating efficiency; customer satisfaction; earnings per share; price per share of Common Stock; and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Code S ection 162(m), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(y)       "Performance Goals" means the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary or an individual. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee, in its discretion, may, within the time prescribed by Code Section 162(m), adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(z)     "Performance Period" means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

(aa)    "Plan" means this Capital Southwest Corporation 2009 Stock Incentive Plan.

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(bb)    "Qualified Performance-Based Award" means an Award that is intended to qualify as "qualified performance-based compensation" within the meaning of Code Section 162(m) and is designated as a Qualified Performance-Based Award pursuant to Section 12 hereof.

(cc)     "Retirement" with respect to an Employee means Termination of Services which is designated by the Committee as a "retirement" for purposes of the Plan. With respect to an Outside Director, "Retirement " means termination of service as a member of the Board of Directors of the Company and its Subsidiaries for any reason other than death or Disability.

(dd)     "Share" means a share of Common Stock.

(ee)     "Subsidiary" means any corporation, partnership or other form of unincorporated entity of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, if the entity is a corporation; or of the capital or profits interest, if the entity is a partnership or another form of unincorporated entity.

(ff)      "Termination of Service" shall mean the termination of employment of an Employee by the Company and all Subsidiaries or the termination of service by an Outside Director as a member of the Board of D irectors of the Company and all Subsidiaries. A Participant’s service shall not be deemed to have terminated because of a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service. Furthermore, a Participant ’s service with the Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company or a Subsidiary; provided, however, that if any such leave exceeds 90 days, on the 91st day of such leave the Participant’ s service shall be deemed to have terminated unless the Participant’s leave of absence is approved by the Committee. The Participant’s service shall be deemed to have terminated upon the entity for which the Participant performs service ceasing to be a Subsidiary (or any successor). Subject to the foregoing, the Company, in its discretion, shall determine whether a Participant’s service has terminated and the effective date of such termination.

3.             ADMINISTRATION

The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Code Section 162(m)(4)(C). The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company or a Subsidiary who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Code Section 162(m).

(a)     The Committee shall have the sole and complete authority to:

5

(i)	determine the individuals to whom Awards are granted, the type and amounts of Awards to be granted and the time of all such grants;

(ii)	determine the terms, conditions and provisions of, and restrictions relating to, each Award granted;

(iii)	interpret and construe the Plan and all Award Agreements;

(iv)	prescribe, amend and rescind rules and regulations relating to the Plan;

(v)	determine the content and form of all Award Agreements;

(vi)	determine all questions relating to Awards under the Plan, including whether any conditions relating to an Award have been met;

(vii)

consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date or dates thereof, provided that the Committee shall not have any discretion or authority to make changes to any Award that is intended to qualify as a Qualified Performance-Based Award to the extent that the existence of such discretion or authority would cause such Award not to so qualify, or to " reprice" any Options within the meaning of Section 18(b) hereof;

(viii)	determine the duration and purpose of leaves of absence that may be granted to a Participant without constituting termination of the Participant’s employment for the purpose of the Plan or any Award;

(ix)	maintain accounts, records and ledgers relating to Awards;

(x)	maintain records concerning its decisions and proceedings;

(xi)	employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable; and

(xii)	do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the objectives of the Plan.

The Committee’s determinations under the Plan shall be final and binding on all persons.

(b)     Each Award shall be evidenced by an Award Agreement containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, and at a minimum, the Committee shall set forth in each Award Agreement (i) the type of Award granted ; (ii) the Exercise Price of any Option or Stock Appreciation Right; (iii) the number of Shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

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4.         TYPES OF AWARDS AND RELATED RIGHTS

The following types of Awards may be granted under the Plan:

(a)     Non-Statutory Stock Options;

(b)     Incentive Stock Options; and

(c)     Restricted Stock Awards.

5.             STOCK SUBJECT TO THE PLAN

(a)     General Limitations. Subject to adjustment as provided in Section 16 of the Plan, the maximum number of Shares reserved for issuance in connection with Awards under the Plan is 47,000 Shares. Subject to adjustment as provided in Section 16 of the Plan, the maximum number of Shares reserved for issuance as Incentive Stock Options under the Plan is 140,000 Shares.

(b)     Individual Limitations. Subject to adjustment as provided in Section 15 of the Plan:

(i)	the maximum number of Shares with respect to which Options may be granted to any individual during any one calendar year is 18,750 Shares; and

(ii)	in no event may Qualified Performance-Based Awards be granted to a single Participant in any 12-month period (i) in respect of more than 6,250 Shares.

(c)     Other Rules.

(i)

The number of Shares associated with an Award originally counted against the limitations as the result of the grant of the Award shall be restored against the limitations and be available for reissuance under this Plan if and to the extent the Award is surrendered, cancelled, expires, terminates or is forfeited for any reason.

(ii)	The following Shares shall not become available for issuance or reissuance under the Plan:

	A.	Shares tendered by a Participant as full or partial payment to the Company upon exercise of an Option;

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B.

Shares withheld by, or otherwise remitted to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on a Restricted Stock, the exercise of Options granted under the Plan or upon any other payment or issuance of Shares under the Plan.

(d)     Shares issued under the Plan may be either authorized but unissued Shares, authorized Shares previously issued held by the Company in its treasury which have been reacquired by the Company, or Shares purchased by the Company in the open market.

6.             ELIGIBILITY

Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

7.             NON-STATUTORY STOCK OPTIONS

The Committee may, subject to the limitations of this Plan and the availability of Shares reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)     Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than the Fair Market Value of the Common Stock on the Date of Grant.

(b)    Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than 10 years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. Shares underlying each Non-Statutory Stock Option may be purchased, in whole or in part, by the Participant at any time during the term of such Non -Statutory Stock Option, after such Option becomes exercisable. A Non-Statutory Stock Option may not be exercised for fractional shares.

(c)     Termination of Service (General). Unless otherwise determined by the Committee, upon a Participant’s Termination of Service for any reason other than Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for one month following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

(d)     Termination of Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a Participant’s Termination of Service due to Disability or death, all Non-Statutory Stock Options held by such Participant that are not vested shall terminate and the vested Non-Statutory Stock Options shall remain exercisable for six months following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

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(e)     Termination of Service for Cause. Unless otherwise determined by the Committee, in the event of a Participant’s Termination of Service for Cause, all rights with respect to the Participant’s Non- Statutory Stock Options shall be forfeited and expire immediately upon the effective date of such Termination for Cause.

(f)     Extension of Term of Option. The period during which a Non-Statutory Stock Option is to remain exercisable following a Participant’s Termination of Service shall be extended if the exercise of the Non- Statutory Stock Option would violate an applicable Federal, state, local, or foreign law until 30 days after the exercise of the Non-Statutory Stock Option would no longer violate applicable Federal, state, local, and foreign laws, but not beyond the original term of the Non-Statutory Stock Option pursuant to Section 7(b).

(g)    Acceleration Upon Change in Control. In the event of a Change in Control, all Non-Statutory Stock Options held by a Participant shall immediately become exercisable and, subject to Section 16(b), shall remain exercisable until the ex piration of the term of the Non-Statutory Stock Option.

(h)     Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of Shares.

8.              INCENTIVE STOCK OPTIONS

The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Incentive Stock Options to Employees upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)     Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Code Section 422, Common Stock representing more than 10% of the total combined voting securities of the Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

(b)     Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Code Section 422, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

(c)     Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than 10 years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. Shares underlying each Incentive Stock Option may be purchased, in whole or in part, at any time during the term of such Incentive Stock Option, after such Option becomes exercisable. An Incentive Stock Option may not be exercised for fractional shares.

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(d)     Termination of Employment (General). Unless otherwise determined by the Committee, upon a Participant’s Termination of Service for any reason other than Disability or death, or Termination for Cause, for three months following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

(e)     Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of a Participant’s Termination of Service due to Disability or death, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for six months following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

(f)      Termination of Employment for Cause. Unless otherwise determined by the Committee, in the event of an Employee’s Termination for Cause, all rights under such Employee’s Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

(g)     Extension of Term of Option. The period during which an Incentive Stock Option is to remain exercisable following a Participant’s Termination of Service shall be extended if the exercise of the Incentive Stock Option would violate an applicable Federal, state, local, or foreign law until 30 days after the exercise of the Incentive Stock Option would no longer violate applicable Federal, state, local, and foreign laws, but not beyond the original term of the Incentive Stock Option pursuant to Section 8(c). Any extension of the term of an Incentive Stock Option pursuant to this Section 8(g) may cause the Option to be treated as a Non-Statutory Stock Option.

(h)     Acceleration Upon a Change in Control. In the event of a Change in Control, all Incentive Stock Options held by such a Participant shall become immediately vested and fully exercisable, and, subject to Section 16(b), shall remain exercisable until the expiration of the term of the Incentive Stock Option.

(i)      Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of Shares.

(j)     Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of Shares issued pursuant to the exercise of such Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), within 10 days of such disposition.

9.             METHOD OF EXERCISE OF OPTIONS

Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash or Common Stock owned by the Participant for more than six months having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash and Shares, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer. The Participant may deliver shares of Common Stock either by attestation or by the delivery of a certificate or certificates for shares duly endorsed for transfer to the Company.

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10.            RESTRICTED STOCK AWARDS

The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Restricted Stock Awards to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)     Payment of the Restricted Stock Award. The Restricted Stock Award may only be made in whole Shares.

(b)    Terms of the Restricted Stock Awards. The Committee shall determine the dates on which Restricted Stock Awards granted to a Participant shall vest and any specific conditions or Performance Goals which must be satisfied prior to the vesting of any installment or portion of the Restricted Stock Award. Notwithstanding other paragraphs in this Section 10, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock Awards except for any Restricted Stock Awards that are Qualified Performance-Based Awards under Section 12 hereof. The acceleration of any Restricted Stock Award shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other Restricted Stock Awards.

(c)     Termination of Service. Unless otherwise determined by the Committee, upon a Participant’s Termination of Service for any reason other than Retirement, Disability or death, the Participant’s unvested Restricted Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Restricted Stock Awards shall become null and void. Unless otherwise provided in the applicable Award Agreement, in the event of a Participant’s Termination of Service due to Retirement, Disability or death, all unvested Restricted Stock Awards held by such Participant, including any portion of a Restricted Stock Award subject to a Performance Goal, shall immediately vest.

(d)     Acceleration Upon a Change in Control. In the event of a Change in Control, all unvested Restricted Stock Awards held by a Participant shall become immediately vested.

11.           DIVIDENDS AND OTHER DISTRIBUTIONS. A PARTICIPANT HOLDING A RESTRICTED STOCK AWARD SHALL, UNLESS OTHERWISE PROVIDED IN THE APPLICABLE AWARD AGREEMENT, BE ENTITLED TO RECEIVE, WITH RESPECT TO EACH SUCH SHARE COVERED BY A RESTRICTED STOCK AWARD, A PAYMENT EQUAL TO ANY DIVIDENDS OR DISTRIBUTIONS.

(a)     Voting of Restricted Stock Awards. After a Restricted Stock Award has been granted, but for which Shares covered by such Restricted Stock Award have not yet vested, the Participant shall be entitled to vote such Shares subject to the rules and procedures adopted by the Committee for this purpose.

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(b)     Restrictive Legend. Each certificate issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Capital Southwest Corporation 2009 Stock Incentive Plan and an agreement entered into between the registered owner and Capital Southwest. A copy of such plan and agreement is on file at the principal office of Capital Southwest Corporation."

(c)     Transfers of Unrestricted Shares. Upon the vesting date for a Restricted Stock Award, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

12.           QUALIFIED PERFORMANCE-BASED AWARDS

(a)     Purpose. The purpose of this Section 12 is to provide the Committee the ability to grant Restricted Stock as Qualified Performance-Based Awards. If the Committee, in its discretion, decides to grant to a Covered Employee an Award that is intended to constitute a Qualified Performance-Based Award, the provisions of this Section 12 shall control over any contrary provision contained herein; provided, however, that the Committee may grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals that do not satisfy the requirements of this Section 12.

(b)     Applicability. This Section 12 shall apply only to those Covered Employees selected by the Committee to receive Qualified Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the relevant Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

(c)     Procedures with Respect to Qualified Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Award requirements of Code Section 162(m)(4)(C), with respect to any Award that may be granted to one or more Covered Employees, no later than 90 days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Code Section 162(m)), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Restricted Stock Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. No Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved. The Committee may not increase during a year the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

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(d)      Payment of Qualified Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a subsidiary on the day a Qualified Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Qualified Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

(e)      Acceleration Upon a Change in Control. In the event of a Change in Control, all unvested Qualified Performance-Based Awards held by a Participant shall become vested upon the Change in Control.

(f)      Dividends and Other Distributions. The Participant shall not be paid any dividends or distributions or other distributions with respect to Qualified Performance-Based Awards until the Participant has become vested in the Shares covered by the Qualified Performance-Based Awards. At the time of vesting, the Participant shall receive a cash payment equal to the aggregate cash dividends (without interest) (other than distributions in Shares) and the number of Shares equal to any stock dividends that the Participant would have received if the Participant had owned all of the Shares which vested for the period beginning on the date of the Award, and ending on the date of vesting or payment. No dividends shall be paid to the Participant with respect to any Qualified Performance-Based Awards that are forfeited by the Participant.

(g)     Additional Limitations. Notwithstanding any other provision of the Plan, any Award granted to a Covered Employee that is intended to constitute a Qualified Performance-Based Award shall be subject to any additional limitations set forth in Code Section 162(m) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Code Section 162(m)(4)(C), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

(h)     Effect on Other Plans and Arrangements. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

13.           RIGHTS OF PARTICIPANTS

No Participant shall have any rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained in this Plan or in any Award Agreement confers on any person any right to continue in the employ or service of the Company or an Affiliate or interferes in any way with the right of the Company or an Affiliate to terminate a Participant’s services.

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14.           DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails to designate a beneficiary, then the Participant’s estate will be deemed to be the beneficiary.

15.            TRANSFERABILITY OF AWARDS

  No Award granted hereunder shall be transferable, voluntarily or involuntarily, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. During a Participant’s lifetime, Incentive Stock Options may be exercised only by the Participant (or a legal representative if the Participant becomes incapacitated).

16.            ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR A CHANGE OF CONTROL

(a)     Adjustment Clause. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other change affecting the outstanding shares of Stock as a class without the Company’s receipt of consideration, or other equity restructuring within the meaning of Financial Accounting Standard No. 123 (revised 2004), appropriate adjustments shall be made to (i) the aggregate number of shares of Stock with respect to which Awards may be made under the Plan, (ii) the terms and the number of shares and/or the price per share of any outstanding Stock Options, and (iii) the share limitations set forth in Section 5 hereof. The Committee shall also make appropriate adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. Adjustments, if any, and any determination or interpretations, made by the Committee shall be final, binding and conclusive. Conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Except as expressly provided herein, no issuance by the Company of shares of any class or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award.

(b)     Change of Control. If a Change of Control occurs, the Committee may, in its discretion and without limitation:

(i)

cancel outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that if shareholders receive consideration other than publicly traded equity securities of the surviving entity, any determination by the Committee that the value of a Stock Option shall equal the excess, if any, of the value of the consideration being paid for each Share in such transaction over the Exercise Price of such Option shall conclusively be deemed valid);

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(ii)	substitute other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for Shares subject to outstanding Awards;

(iii)

arrange for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following the transaction (as well as any corresponding adjustments to Awards that remain outstanding based upon Company securities); and

(iv)

may, after giving Participants an opportunity to exercise their outstanding Stock Options terminate any or all unexercised Stock Options. Such termination shall take place as of the date of the Change in Control or such other date as the Committee may specify.

No such adjustments may, however, materially change the value of benefits available to a Participant under an outstanding Award.

(c)     Section 409A Provisions with Respect to Adjustments. Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section to Awards that are considered " deferred compensation" within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any adjustments made to Awards that are not considered "deferred compensation" subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.

17.           TAX WITHHOLDING

Whenever under this Plan, cash or Shares are to be delivered upon exercise of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the minimum withholding of such sums come from compensation otherwise due to the Participant or from any Shares due to the Participant under this Plan, or (iii) any combination of the foregoing provided.

18.            AMENDMENT OF THE PLAN AND AWARDS

(a)     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, (i) provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law or regulation; (ii) except as permitted by Section 16, no amendment may increase the share limitations set forth in Section 5 or decrease the minimum Exercise Price for Stock Options set forth in Sections 7(a) and 8(a), unless any such amendment is approved by the Company’s shareholders within 12 months before or after such amendment; and (iii) the provisions of Section 18(b) (relating to Option repricing) may not be amended, unless any such amendment is approved by the Company’s shareholders. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such approval or ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

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(b)     The Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant; provided, however, that repricing of Stock Options shall not be permitted. For this purpose, a repricing means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option to lower its Exercise Price; (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) canceling an Option at a time when its exercise price is equal to or greater than the fair market value of the underlying stock in exchange for another Option or other Award, unless the cancellation and exchange occurs in connection with an event set forth in Section 16. Such cancellation and exchange would be considered a repricing regardless of whether it is treated as a repricing under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

19.           RIGHT OF OFFSET

The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement; provided, however, that no such offset shall be permitted if it would constitute an "acceleration" of a payment hereunder within the meaning of Code Section 409A. This right of offset shall not be an exclusive remedy and the Company’s election not to exercise the right of offset with respect to any amount payable to a Participant shall not constitute a waiver of this right of offset with respect to any other amount payable to the Participant or any other remedy.

20.           EFFECTIVE DATE OF PLAN

The Plan shall become effective immediately upon its approval by the Company’s shareholders.

21.           TERMINATION OF THE PLAN

The right to grant Awards under the Plan will terminate 10 years after the Effective Date. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant’s rights under an outstanding Award.

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22.           APPLICABLE LAW; COMPLIANCE WITH LAWS

The Plan will be administered in accordance with the laws of the State of Texas and applicable federal law. Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any Shares under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any Shares under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

23.           PROHIBITION ON DEFERRED COMPENSATION

It is the intention of the Company that no Award shall be "deferred compensation" subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Code Section 409A. Notwithstanding any provision herein to the contrary, any Award issued under the Plan that constitutes a deferral of compensation under a "nonqualified deferred compensation plan" as defined under Code Section 409A(d)(1) and is not specifically designated as such by the Committee shall be modified or cancelled to comply with the requirements of Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto.

24.           NO GRANTS IN CONTRAVENTION OF THE 1940 ACT

At all times during such periods as the Company qualifies or intends to qualify as a "business development company," no Award may be granted under the Plan if the grant or terms of such Award would cause the Company to violate Section 61 of the Investment Company Act of 1940 (or any other provision of the Investment Company Act of 1940 applicable to "business development companies"), and, if approved for grant, such an award will be void and of no effect.

In furtherance of the intent that Awards available to be granted under the Plan be limited to those that can be granted by a "business development company" qualifying as such under the Investment Company Act of 1940, except as otherwise permitted by exemptive relief or other relief that may be granted by the Securities and Exchange Commission or its staff and determined by the Board of Directors, Restricted Stock may be awarded only in exchange for full payment thereof (as determined by the Board of Directors).

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Capital Southwest Corporation

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- JULY 20, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF THE CORPORATION.

The undersigned (1) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Capital Southwest Corporation, a Texas corporation, (the "Corporation") to be held on Monday, July 20, 2009, at 10:00 a.m., Dallas time, in Meeting Room #210 of the North Dallas Bank Tower, 12900 Preston Road, Dallas, Texas, and the Proxy Statement in connection therewith; and (2) appoints Samuel B. Ligon, Gary L. Martin and John H. Wilson, and each of them, his proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Corporation standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

CAPITAL SOUTHWEST CORPORATION

July 20, 2009

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE __

1. Election of Directors:		2.	Proposal to approve the Capital Southwest Corporation 2009 Stock Incentive Plan.	For	Against	Abstain
	NOMINEES:			___	___	___
___FOR ALL NOMINEES	( ) Donald W. Burton
	( ) Graeme W. Henderson	3.	Proposal to ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010.	For	Against	Abstain
___WITHOLD AUTHORITY FOR ALL NOMINEES	( ) Samuel B. Ligon			___	___	___
	( ) Gary L. Martin
___FOR ALL EXCEPT	( ) John H. Wilson

This proxy when properly executed will be voted in the manner directed. Unless otherwise marked, this proxy will be voted for the election of the persons named at the left hereof and for the proposals described in (2) and (3) above.

(See instructions below)

If more than one of the proxies named herein shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

INSTRUCTION: To withhold authority to vote for any individualnominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ( )

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

To change the address on your account, please check thebox at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

		____

Signature of	Signature of
Shareholder: ____________________________________ Date: _____________	Shareholder: ___________________________________ Date: _____________

NOTE:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.